Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

dated as of

October 26, 2007

among

AVAYA INC.,

as Parent Borrower

SIERRA HOLDINGS CORP.,

as Holdings

CERTAIN SUBSIDIARIES OF AVAYA INC.

IDENTIFIED HEREIN, as Subsidiary Borrowers

and

CITICORP USA, INC.

as Administrative Agent

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

SECTION 1.01.	CREDIT AGREEMENT	1
SECTION 1.02.	OTHER DEFINED TERMS	1

ARTICLE II

PLEDGE OF SECURITIES

SECTION 2.01.	PLEDGE	6
SECTION 2.02.	DELIVERY OF THE PLEDGED COLLATERAL	6
SECTION 2.03.	REPRESENTATIONS, WARRANTIES AND COVENANTS	7
SECTION 2.04.	CERTIFICATION OF LIMITED LIABILITY COMPANY AND LIMITED PARTNERSHIP INTERESTS	8
SECTION 2.05.	REGISTRATION IN NOMINEE NAME; DENOMINATIONS	9
SECTION 2.06.	VOTING RIGHTS; DIVIDENDS AND INTEREST	9

ARTICLE III

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01.	SECURITY INTEREST	11
SECTION 3.02.	REPRESENTATIONS AND WARRANTIES	13
SECTION 3.03.	COVENANTS	14
SECTION 3.04.	OTHER ACTIONS	16
SECTION 3.05.	SECOND PRIORITY NATURE OF CERTAIN LIENS	17

ARTICLE IV

REMEDIES

SECTION 4.01.	REMEDIES UPON DEFAULT	17
SECTION 4.02.	APPLICATION OF PROCEEDS	18
SECTION 4.03.	GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY; POWER OF ATTORNEY	19
SECTION 4.04.	CERTAIN MATTERS RELATING TO ACCOUNTS	19

ARTICLE V

INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 5.01.	INDEMNITY	20

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		Page
SECTION 5.02.	CONTRIBUTION AND SUBROGATION	20
SECTION 5.03.	SUBORDINATION	20

ARTICLE VI

MISCELLANEOUS

SECTION 6.01.	NOTICES	20
SECTION 6.02.	WAIVERS; AMENDMENT	21
SECTION 6.03.	ADMINISTRATIVE AGENT’S FEES AND EXPENSES	21
SECTION 6.04.	SUCCESSORS AND ASSIGNS	21
SECTION 6.05.	SURVIVAL OF AGREEMENT	21
SECTION 6.06.	COUNTERPARTS; EFFECTIVENESS; SUCCESSORS AND ASSIGNS; SEVERAL AGREEMENT	22
SECTION 6.07.	SEVERABILITY	22
SECTION 6.08.	RIGHT OF SET-OFF	22
SECTION 6.09.	GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS	23
SECTION 6.10.	HEADINGS	23
SECTION 6.11.	SECURITY INTEREST ABSOLUTE	23
SECTION 6.12.	INTERCREDITOR AGREEMENT GOVERNS	23
SECTION 6.13.	TERMINATION OR RELEASE	23
SECTION 6.14.	ADDITIONAL SUBSIDIARY BORROWERS	24
SECTION 6.15.	ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT	24
SECTION 6.16.	GENERAL AUTHORITY OF THE ADMINISTRATIVE AGENT	25
SECTION 6.17.	REASONABLE CARE	25
SECTION 6.18.	MORTGAGES	25
SECTION 6.19.	REINSTATEMENT	26
SECTION 6.20.	MISCELLANEOUS	26

ANNEX A	List of Subsidiary Borrowers

Schedules

SCHEDULE I	Pledged Equity; Pledged Debt
SCHEDULE II	Commercial Tort Claims
SCHEDULE III	Additional Foreign Subsidiaries

Exhibits

EXHIBIT I	Form of Security Agreement Supplement
EXHIBIT II	Form of Perfection Certificate
EXHIBIT III	Form of Patent Security Agreement
EXHIBIT IV	Form of Trademark Security Agreement
EXHIBIT V	Form of Copyright Security Agreement

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PLEDGE AND SECURITY AGREEMENT dated as of October 26, 2007 among SIERRA HOLDINGS CORP., a Delaware corporation (“Holdings”), AVAYA INC., a Delaware corporation (the “Parent Borrower”), certain Subsidiaries of the Parent Borrower from time to time party hereto and CITICORP USA, INC., as administrative agent for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, Holdings, certain Subsidiaries of the Parent Borrower from time to time party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent and Swing Line Lender, CITIBANK, N.A., as L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each of Holdings and each of the Subsidiaries party hereto is an affiliate of the Parent Borrower and will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the New York UCC.

“Administrative Agent” means Citicorp USA, Inc., as Administrative Agent under the Credit Agreement, or any successor Administrative Agent thereunder.

“Agreement” means this Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Claiming Party” has the meaning assigned to such term in Section 5.02.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Contributing Party” has the meaning assigned to such term in Section 5.02.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Cash Flow Priority Collateral” has the meaning given to such term in the Intercreditor Agreement.

“Discharge of Cash Flow Obligations” has the meaning given to such term in the Intercreditor Agreement.

“Excluded Assets” means:

(a) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien of the type described in Section 7.01(i) of the Credit Agreement that is permitted to be incurred pursuant to the provisions of the Credit Agreement if and to the extent that the contract or other agreement pursuant to which such Lien is granted (or the documentation relating thereto) validly prohibits the creation of any other Lien on such asset;

(b) any assets or properties that are acquired pursuant to a Permitted Acquisition (or that are owned by a Subsidiary acquired pursuant to a Permitted Acquisition), so long as such assets or properties are subject to a Lien permitted by Section 7.01(p) of the Credit Agreement and solely to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such assets or properties, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(c) any Intellectual Property to the extent that the attachment of the security interest of this Agreement thereto, or any assignment thereof, would result in the forfeiture of the Grantors’ rights in such property including, without limitation, any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with the USPTO pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(d) any rights of a Grantor arising under any contract, lease, instrument, license or other document or any Intellectual Property subject thereto to the extent that and only for so long as the grant of a security interest therein would (x) constitute a violation of a valid and enforceable restriction in respect of, or result in the abandonment, invalidation or unenforceability of any right, title and interest of such Grantor in, such rights in favor of a third party or under any law, regulation, permit, order or decree of any Governmental Authority (for the avoidance of doubt, the restrictions described herein shall not include negative pledges or similar undertakings in favor of a lender or other financial counterparty), or (y) result in a breach, termination, or default under any such contract, lease, instrument, license or other document, or expressly give any other party in respect of any such contract, lease, instrument, license or other document or any Intellectual Property subject thereto, the right to terminate its obligations thereunder, provided, however, that the limitation set forth in this clause (e) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity and provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (e) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other document or any Intellectual Property subject thereto, or to the extent severable, to any portion thereof that does not result in any of the conditions in subclauses (x) or (y) above;

(e) any assets to the extent and for so long as the pledge of such assets is prohibited by law and such prohibition is not overridden by the Uniform Commercial Code or other applicable law; and

(f) any asset with respect to which the Administrative Agent and the Parent Borrower have reasonably determined in writing that the costs of providing a security interest in such asset is excessive in relation to the practical benefits to be obtained by the Lenders.

“Excluded Security” means

(a) more than 65% of the issued and outstanding Voting Stock, and more than 65% of all other outstanding Equity Interests, of any Foreign Subsidiary that is a direct subsidiary of a Loan Party;

(b) more than 65% of the issued and outstanding Voting Stock, and more than 65% of all other outstanding Equity Interests, of any Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes if substantially all of its assets consist of the stock of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code;

(c) for 180 days after the Closing Date (which period may be extended by the Administrative Agent in writing in its sole discretion), any Equity Interests of any Foreign Subsidiary that is listed on Schedule III;

(d) any Equity Interests of any Unrestricted Subsidiary (until such time as any Unrestricted Subsidiary becomes a Restricted Subsidiary in accordance with the Credit Agreement);

(e) any Equity Interests of any Subsidiary that is not directly held by a Loan Party;

(f) any Equity Interests of any Person that is not a Subsidiary of a Loan Party (other than any such Equity Interests held in a securities account);

(g) any interest in a joint venture or non-wholly owned Restricted Subsidiary to the extent and for so long as the attachment of the security interest created hereby therein would violate any joint venture agreement, organization document, shareholders agreement or equivalent agreement relating to such joint venture or non-wholly owned Restricted Subsidiary that was entered into for legitimate and customary business reasons;

(h) any Equity Interests of any Subsidiary acquired pursuant to a Permitted Acquisition that are subject to a Lien permitted by Section 7.01(v) of the Credit Agreement and solely to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such Equity Interests, which secured Indebtedness is incurred or assumed in connection with such Permitted Acquisition;

(i) any shares of stock or debt to the extent and for so long as the pledge of such shares of stock or debt is prohibited by law and such prohibition is not overridden by applicable law; and

(j) any Equity Interests of any Subsidiary with respect to which the Administrative Agent and the Borrower have reasonably determined in writing that the costs of providing a pledge of such Equity Interests in excessive in view of the practical benefits to be obtained by the Lenders.

“General Intangibles” has the meaning specified in Article 9 of the New York UCC and includes for the avoidance of doubt corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor, as the case may be, to secure payment by an Account Debtor of any of the Accounts.

“Grantor” means each of Holdings, each Borrower and each Subsidiary Guarantor, if any.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, the intellectual property rights in software and databases and related documentation and all additions, improvements and accessions to, and books and records describing any of the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Investment Property” has the meaning specified in Article 9 of the New York UCC, but shall not include any Pledged Collateral.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Loan Documents” means (a) each Loan Document as defined under the Credit Agreement and (b) each agreement governing Cash Management Services entered into with a Cash Management Bank that gives rise to Secured Cash Management Obligations.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations and recordings thereof, and all applications for letters Patent of the United States, including registrations, recordings and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and as amended, updated, modified or supplemented from time to time, and duly executed as of the Closing Date, and as of any subsequent delivery date as required pursuant to the Loan Documents, by a Responsible Officer of the Parent Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Second Priority” shall mean, with respect to any Lien purported to be created in any Collateral pursuant to any Loan Documents that such Lien is second in priority only to the Liens created under the CF Facility Documentation prior to the Discharge of CF Obligations.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Cash Management Bank to which Secured Cash Management Obligations are owed, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement.

“Security Agreement Supplement” means an instrument in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any political subdivision thereof, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor and (b) all goodwill connected with the use of and symbolized thereby.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under (i) all Equity Interests held by it and listed on Schedule I and any other Equity Interests obtained in the future by such Grantor and, to the extent certificated, the certificates representing all such Equity Interests (the “Pledged Equity”); provided that the Pledged Equity shall not include any Excluded Security; (ii) the debt securities owned by it and listed opposite the name of such Grantor on Schedule I, any debt securities obtained in the future by such Grantor and the promissory notes and any other instruments evidencing any debt (the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Security; (iii) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt; (iv) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), and (iii) above; and (v) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral.

(a) Each Grantor agrees to deliver on the Closing Date all Pledged Securities owned by it on the Closing Date to the Administrative Agent and with respect to any Pledged Securities issued or acquired after the Closing Date, it agrees to deliver or cause to be delivered as promptly as practicable (and in any event, within 45 days after the date of acquisition thereof or such longer period as to which the Administrative Agent may agree in its reasonable discretion) to the Administrative Agent, for the benefit of the Secured Parties, any and all such Pledged Securities (other than any uncertificated securities, but only for so long as such securities remain uncertificated) to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 2.02; provided, however, that in the case of Pledged Securities owned on the Closing Date constituting certificates representing Equity Interests in Material Foreign Subsidiaries or promissory notes signed by Material Foreign Subsidiaries, each Grantor shall not be required to deliver such Pledged Securities prior to December 31, 2007 (or such later date as may be agreed in writing by the Administrative Agent in its sole discretion).

(b) The Grantors will cause any Indebtedness for borrowed money owed to any Grantor by such Person (other than intercompany Indebtedness (i) between Loan Parties or (ii) between Subsidiaries that are not Loan Parties) having a principal amount in excess of the Dollar Amount of (i) $10,000,000 individually or (ii) when aggregated with all other such Indebtedness for which this clause has not been satisfied, $50,000,000 in the aggregate, to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

(c) Upon delivery to the Administrative Agent, (i) any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment or transfer duly executed by the applicable Grantor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. Holdings and each Borrower jointly and severally represent, warrant and covenant, as to themselves and the other Grantors, to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth as of the Closing Date the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity and includes all Equity Interests, debt securities and promissory notes required to be pledged in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Equity and Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Parent Borrower or a Subsidiary of the Parent Borrower, to Holdings’ and the Parent Borrower’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity, are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Parent Borrower or a Subsidiary of the Parent Borrower, to Holdings’ and the Parent Borrower’s knowledge), are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement, and (iv) if requested by the Administrative Agent, will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents referenced in clause (a) of the definition thereof or applicable laws generally and except as described in the Perfection Certificate, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Administrative Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent for the benefit of the Secured Parties will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations, subject only to Liens permitted by Section 7.01 of the Credit Agreement, to the extent such perfection is governed by the Uniform Commercial Code; and

(h) the pledge effected hereby is effective to vest in the Administrative Agent, for the benefit of the Secured Parties, the rights of the Administrative Agent in the Pledged Collateral as set forth herein.

Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Any limited liability company and any limited partnership controlled by any Grantor shall either (a) not include in its operative documents any provision that any Equity Interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (b) certificate any Equity Interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Administrative Agent, pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof. Each Grantor hereby agrees that if any of the Pledged Collateral are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, (i) if necessary or desirable to perfect a security interest in such Pledged Collateral, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Collateral under the terms hereof, and (ii) after the occurrence and during the continuance of any Event of Default, upon request by the Administrative Agent, (A) cause the Organization Documents of each such issuer that is a Subsidiary of the Parent Borrower to be amended to provide that such Pledged Collateral shall be treated as “securities” for purposes of the Uniform Commercial Code and (B) cause such Pledged Collateral to become certificated and delivered to the Collateral Agent.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing, (a) the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent, and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Administrative Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided, that the Administrative Agent shall give the Parent Borrower prior notice of its intent to exercise such rights.

SECTION 2.06. Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Administrative Agent shall have notified the Parent Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents referenced in clause (a) of the definition thereof; provided that such rights and powers shall not be exercised in any manner, except as may be permitted under this Agreement, the Credit Agreement or the other Loan Documents referenced in clause (a) of the definition thereof, that would materially and adversely affect the rights and remedies of any of the Administrative Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document referenced in clause (a) of the definition thereof or the ability of the Secured Parties to exercise the same.

(ii) The Administrative Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as each Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged

Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and shall be promptly (and in any event within 10 Business Days) delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Parent Borrower of the suspension of the rights of the Grantors under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be promptly (and in any event within 5 Business Days) delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 hereof. After all Events of Default have been cured or waived, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have provided the Parent Borrower with 10 days notice of the suspension of the rights of the Grantors under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights at the discretion of the Administrative Agent. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) of this Section 2.06.

(d) Any notice given by the Administrative Agent to the Parent Borrower suspending the rights of the Grantors under paragraph (a) of this Section 2.06 (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) of this Section 2.06 in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, including the Guaranty, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Commercial Tort Claims listed on Schedule II hereto;

(iv) all Deposit Accounts;

(v) all Documents;

(vi) all Equipment;

(vii) all Fixtures;

(viii) all General Intangibles;

(ix) all Goods;

(x) all Instruments;

(xi) all Inventory;

(xii) all Investment Property;

(xiii) all Pledged Securities;

(xiv) all books and records pertaining to the Article 9 Collateral;

(xv) all Letters of Credit and Letter-of-Credit Rights;

(xvi) all Money; and

(xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in any Excluded Asset or any Excluded Security.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the Uniform Commercial Code or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon any reasonable request.

(c) The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Administrative Agent is authorized to file with the USPTO or the USCO (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Administrative Agent as secured party.

(e) With respect to any Deposit Accounts that are Blocked Accounts pursuant to Section 6.15(b) of the Credit Agreement, each Grantor that is an account party for a Blocked Account shall execute and deliver Blocked Account Agreements in accordance with Section 6.15 of the Credit Agreement. The Agent hereby agrees that it shall not deliver any instructions to any account bank under any Blocked Account Agreement until such time as a Cash Dominion Event or an Event of Default has occurred and is continuing.

(f) Notwithstanding anything to the contrary in the Loan Documents, none of the Grantors shall be required (i) to perfect the Security Interests granted by this Security Agreement (including Security Interests in Investment Property and Fixtures) by any means other than by (A) filings pursuant to the Uniform Commercial Code of the relevant State(s) (excluding fixture filings in respect of anything other than Material Real Property), (B) filings in United States government offices with respect to Intellectual Property as expressly required elsewhere herein, (C) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of Instruments or Pledged Securities as expressly required elsewhere herein, (D) other methods expressly provided herein or (E) with respect to Pledged Securities of Material Foreign Subsidiaries, pledge agreements under applicable local law if requested by the Administrative Agent (it being understood that no such pledge agreements under clause (E) will be required to be delivered until at least January 31, 2008), (ii) to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account, except for such deposit accounts for which Grantors have entered into an account control agreement pursuant to the Credit Agreement, (iii) to take any action (other than the actions listed in clause (i)(A), (C) and (E) above) with respect to any assets located outside of the United States, (iv) to perfect in any assets subject to a certificate of title statute, or (v) to deliver any Pledged Securities, other than the Pledged Securities of any Material Domestic Subsidiary or Material Foreign Subsidiary representing Equity Interests pledged hereunder.

SECTION 3.02. Representations and Warranties. Holdings and each Borrower jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties that:

(a) Subject to Liens permitted by Section 7.01 of the Credit Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Uniform Commercial Code financing statements (including fixture filings solely in respect of Material Real Property, as applicable) or other appropriate filings, recordings or registrations prepared by the Administrative Agent based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 5 to the Perfection Certificate (or specified by notice from the Parent Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations (other than filings required to be made in the USPTO and the USCO in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) required by Section 6.11 of the Credit Agreement), are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements containing a description of all Article 9 Collateral consisting of United States Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered Copyrights, respectively, have been delivered to the Administrative Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, as may be necessary to establish a valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for Patents, Trademarks and Copyrights to the extent a security interest may be perfected by filing, recording or registration in USPTO or USCO under the Federal intellectual property laws, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations; (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction and (iii) subject to the filings described in Section 3.02(c), a perfected security interest in all registrations and applications for Patents, Trademarks and Copyrights to the extent a security interest may be perfected upon the receipt and recording of fully executed short-form Intellectual Property Security Agreements with the USPTO and the USCO, as applicable. Subject to Section 2.07 of this Agreement, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (1) any nonconsensual Lien that is expressly permitted pursuant to Section 7.01 of the Credit Agreement and has priority as a matter of law and (2) Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable United States laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.01 of the Credit Agreement.

SECTION 3.03. Covenants.

(a) The Parent Borrower agrees promptly (and in any event within 60 days of such change) to notify the Administrative Agent in writing of any change in (i) legal name of any Grantor, (ii) the type of organization of any Grantor, (iii) the jurisdiction of organization of any Grantor, or (iv) the chief executive office of any Grantor.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01 of the Credit Agreement, the Parent Borrower shall deliver to the Administrative Agent a certificate executed by the Responsible Officer of each of Holdings and the Parent Borrower, setting forth any information required pursuant to Schedules 1(a), 1(b), 1(c), 2(a), 2(c), 6 (but only for owned properties and leased properties in Washington, Pennsylvania and Virginia where Inventory is maintained), 7, 8, 9, 10, 11 and 12 to the Perfection Certificate that has changed or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(b).

(c) Each of the Borrowers agree, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(d) At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 7.01 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement and within a reasonable period of time after the Administrative Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Administrative Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, Grantors shall not be obligated to reimburse the Administrative Agent with respect to any Intellectual Property Collateral which any Grantor has failed to maintain or pursue, or otherwise allowed to lapse, terminate or be put into the public domain, in accordance with Section 3.03(g)(iv). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(e) If at any time the Grantors shall take a security interest in any property of any Account Debtor or any other Person, the value of which is in excess of (i) $10,000,000 individually or (ii) when aggregated with all other such property for which this clause has not been satisfied, $50,000,000 in the aggregate, to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(f) Commercial Tort Claims. If the Grantors shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed (i) $10,000,000 individually or (ii) when aggregated with all other Commercial Tort Claims for which this clause has not been satisfied, $50,000,000 in the aggregate, and, in each case, for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 45 days after the end of the fiscal quarter in which such complaint was filed notify the Administrative Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Administrative Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

(g) Intellectual Property Covenants.

(i) Other than to the extent permitted herein or in the Credit Agreement or with respect to registrations and applications no longer used or useful, and except to the extent failure to act would not, as deemed by the Parent Borrower in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor.

(ii) Other than to the extent permitted herein or in the Credit Agreement, or with respect to registrations and applications no longer used or useful, or except as would not, as deemed by the Parent Borrower in its reasonable business judgment, reasonably be expected to have a Material

Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in the case of a trade secret, becomes publicly known).

(iii) Other than as excluded or as permitted herein or in the Credit Agreement, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the Grantor’s business operations or except where failure to do so would not, as deemed by the Parent Borrower in its reasonable business judgment, reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to standards of quality.

(iv) Nothing in this Agreement or any other Loan Document prevents any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, terminate or be put into the public domain, any of its Intellectual Property Collateral to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v) Within 60 days after the end of each calendar quarter each Grantor shall provide a list of any additional applications for or registrations of Intellectual Property of such Grantor not previously disclosed to the Administrative Agent including such information as is necessary for such Grantor to make appropriate filings in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

(h) Each Grantor shall, upon request of the Administrative Agent, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.01 of the Credit Agreement. Each Grantor (rather than the Administrative Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent and the Secured Parties from and against any and all liability for such performance.

(i) With respect to the Inventory, (i) each of the Borrowers shall at all times maintain inventory records reasonably satisfactory to Administrative Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Borrower’s cost thereof and daily withdrawals therefrom and additions thereto to the extent consistent with past practice; and (ii) each of the Borrowers shall conduct a physical count of the Inventory at least once each year and any time or times as Administrative Agent may reasonably request following the occurrence and during the continuation of an Event of Default, and promptly following such physical inventory shall supply Administrative Agent with a report in the form and with such specificity as may be reasonably satisfactory to Administrative Agent concerning such physical count.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Administrative Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If the Grantors shall at any time hold or acquire any Instruments constituting Article 9 Collateral (excluding checks), and evidencing an amount in excess of (i) $10,000,000 individually or (ii) when aggregated with all other such Instruments for which this clause has not been satisfied, $50,000,000 in the aggregate, such Grantor shall promptly endorse, assign and deliver the same to the Administrative Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Administrative Agent may from time to time reasonably request.

SECTION 3.05. Second Priority Nature of Certain Liens. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement shall be a Second Priority lien on and security interest in the Cash Flow Priority Collateral (as defined in the Intercreditor Agreement).

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Obligations under the Uniform Commercial Code or other applicable law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Administrative Agent promptly, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) require each Grantor to, and each Grantor agrees that it will at its expense and upon the request of the Administrative Agent promptly, assign the entire right, title, and interest of such Grantor in each of the Patents, Trademarks, domain names and Copyrights to the Administrative Agent for the benefit of the Secured Parties; (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Administrative Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York

UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds.

(a) The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

(b) The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, monies or balances in accordance with this Agreement and the Credit Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

(c) In making the determinations and allocations required by this Section 4.02, the Administrative Agent may conclusively rely upon information supplied to or by the Administrative Agent as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Obligations, and the Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Administrative Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Administrative Agent shall have no duty to inquire as to the application by the Administrative Agent of any amounts distributed to it.

SECTION 4.03. Grant of License to Use Intellectual Property; Power of Attorney. For the exclusive purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Administrative Agent a non-exclusive, royalty-free, limited license (until the termination or cure of the Event of Default) for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Administrative Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Administrative Agent solely during the continuance of an Event of Default and upon 10 Business Days’ prior written notice to the Parent Borrower, and nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Credit Agreement, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, only during the continuation of an Event of Default. Furthermore, each Grantor hereby grants to the Administrative Agent an absolute power of attorney to sign, subject only to the giving of 10 days notice to the Grantor, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the USPTO or the USCO in order to effect an absolute assignment of all right, title and interest in each registration and application for a Patent, Trademark or Copyright, and to record the same.

SECTION 4.04. Certain Matters Relating to Accounts.

(a) At any time after the occurrence and during the continuance of an Event of Default and after giving notice to the Parent Borrower and any other relevant Grantor, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that the Collateral Agent reasonably considers advisable, and each Grantor shall furnish such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(b) At the Administrative Agent’s request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including all original invoices.

(c) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not, without prior consent from the Administrative Agent, grant any extension of the time of payment of any of the Accounts; compromise, compound or settle the same for less than the full amount thereof; release, wholly or partly, any Person liable for the payment thereof; or allow any credit or discount whatsoever thereon if the Administrative Agent shall have instructed the Grantors not to grant or make any such extension, credit, discount, compromise or settlement under any circumstances during the continuance of such Event of Default.

(d) Each Grantor shall, at the request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, legend the Accounts and the other books, records and documents of such Grantor evidencing or pertaining to Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), each Borrower agrees that, in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Collateral Document to satisfy in whole or in part an Obligation owed to any Secured Party, such Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Indemnification. The parties hereto agree that each Borrower and each Subsidiary Guarantor, if any, shall have the rights and obligations provided in Section 10.25 of the Credit Agreement and Section 10.25 of the Credit Agreement shall be deemed incorporated by reference herein.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Obligations. No failure on the part of any of the Borrowers or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of the Borrowers as provided in Section 10.02 of the Credit Agreement.

SECTION 6.02. Waivers; Amendment.

(a) No failure or delay by the Administrative Agent, any L/C Issuer or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the L/C Issuers and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default at the time. No notice or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 6.03. Administrative Agent’s Fees and Expenses.

(a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder and indemnity for its actions in connection herewith as provided in Sections 10.04 and 10.05 of the Credit Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

SECTION 6.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, to the extent permitted under Section 10.07 of the Credit Agreement.

SECTION 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the

Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Administrative Agent, any other Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding (other than any Letter of Credit in which the Outstanding Amount of the L/C Obligations related thereto have been Cash Collateralized or back-stopped by a letter of credit in form and substance satisfactory to the Administrative Agent in its sole discretion) or any Commitment is outstanding.

SECTION 6.06. Counterparts; Effectiveness; Successors and Assigns; Several Agreement. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or other electronic communication be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic communication. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns permitted thereby, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns permitted thereby, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Loan Documents referenced in clause (a) of the definition thereof. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.08. Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates and each L/C Issuer and its Affiliates shall have the rights specified in Section 10.10 of the Credit Agreement.

SECTION 6.09. Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) The terms of Section 10.16 and 10.17 of the Credit Agreement with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.10. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.11. Security Interest Absolute. To the extent permitted by applicable law, all rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 6.12. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between a provision of the Intercreditor Agreement and this Agreement that relates solely to the rights or obligations of, or relationships between, the ABL Secured Parties and the Cash Flow Secured Parties (as each such term is defined in the Intercreditor Agreement), the provisions of the Intercreditor Agreement shall control. So long as the Intercreditor Agreement is in effect, any requirement in this Agreement to deliver any Cash Flow Priority Collateral (as such term is defined in the Intercreditor Agreement) to the Administrative Agent shall be satisfied by delivery of such Cash Flow Priority Collateral to the Cash Flow Agent (as defined in the Intercreditor Agreement).

SECTION 6.13. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Obligations and any Liens arising therefrom shall be automatically released when all the outstanding Obligations (in each case other than (x) Secured Cash Management Obligations not yet due and payable and (y) contingent indemnification obligations not yet accrued and payable) have been paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the Outstanding Amount of L/C Obligations have been either reduced to zero, back-stopped by a letter of credit in form and substance satisfactory to the Administrative Agent in its sole discretion or Cash Collateralized and the L/C Issuers have no further obligations to issue Letters of Credit under the Credit Agreement.

(b) A Grantor (other than the Parent Borrower) shall automatically be released from its obligations hereunder as provided in Section 9.12 of the Credit Agreement; provided that the Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement (other than a sale to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.12 or 10.01 of the Credit Agreement, the security interest of such Grantor in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) of this Section 6.13, the Administrative Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release, in each case in accordance with the terms of Section 9.12 of the Credit Agreement. Any execution and delivery of documents pursuant to this Section 6.13 shall be without recourse to or warranty by the Administrative Agent.

(e) Notwithstanding anything to the contrary set forth in this Agreement, each Cash Management Bank which is owed Secured Cash Management Obligations by the acceptance of the benefits under this Agreement hereby acknowledges and agrees that (i) the Secured Cash Management Obligations shall be secured pursuant to this Agreement only to the extent that, and for so long as, the other Obligations are so secured and (ii) any release of Collateral effected in the manner permitted by this Agreement shall not require the consent of any Cash Management Bank.

SECTION 6.14. Additional Subsidiary Borrowers. Pursuant to Section 6.11 of the Credit Agreement, certain Subsidiary Borrowers or Subsidiary Guarantors of the Parent Borrower that were not in existence, were not Subsidiary Borrowers or Subsidiary Guarantors or were Excluded Subsidiaries on the date of the Credit Agreement are required to or may enter into this Agreement as Grantors upon becoming Subsidiary Borrowers or Subsidiary Guarantors or upon ceasing to be Excluded Subsidiaries by execution and delivery of a Security Agreement Supplement in the Form of Exhibit I hereto by the Administrative Agent and such Subsidiary Borrower or Subsidiary Guarantor, as applicable. Upon such execution and delivery, such Subsidiary Borrower or Subsidiary Guarantor, as applicable, shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Administrative Agent to the Parent Borrower of its intent to exercise such rights, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, including endorsing the name of any Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, making all determinations and decisions with respect thereto and obtaining or maintaining the policies of insurance required by Section 6.07 of the Credit Agreement or paying any premium in whole or in part relating thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein. No Agent-Related Person shall be liable in the absence of its own gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within 10 days of demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

SECTION 6.16. General Authority of the Administrative Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Administrative Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Administrative Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

SECTION 6.17. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Administrative Agent accords its own property.

SECTION 6.18. Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

SECTION 6.19. Reinstatement. This Security Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Parent Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Parent Borrower or any other Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

SECTION 6.20. Miscellaneous.

(a) The Administrative Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact.

(b) The Administrative Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Administrative Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Administrative Agent in its capacity as Administrative Agent indicating that an Event of Default has occurred. The Administrative Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AVAYA INC., as Parent Borrower,

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Vice President and Treasurer

SIERRA HOLDINGS CORP., as Holdings,

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Vice President and Treasurer

EACH OF THE SUBSIDIARY BORROWERS LISTED ON ANNEX A HERETO,

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Vice President and Treasurer

CITICORP USA, INC., as Administrative Agent

By:	/s/ James J. McCarthy
Name:	James J. McCarthy
Title:	Managing Director & Vice President

Signature Page for

Pledge and Security Agreement

Annex A

Subsidiary Borrowers

1.	Avaya Asia Pacific Inc.

2.	Avaya CALA Inc.

3.	Avaya EMEA Ltd.

4.	Avaya Federal Solutions, Inc.

5.	Avaya Integrated Cabinet Solutions Inc.

6.	Avaya Management Services Inc.

7.	Avaya World Services Inc.

8.	Technology Corporation of America, Inc.

9.	VPNet Technologies, Inc.

10.	Avaya Holdings LLC

11.	Avaya Holdings Two, LLC

12.	Avaya Licensing LLC

13.	Avaya Technology LLC

14.	Octel Communications LLC

A-1

SCHEDULE I

Pledged Equity

Pledgor	Pledged Interest
Avaya CALA Inc.	65% interest in Avaya Venezuela S.R.L.

Avaya Holdings LLC	65 common shares of Avaya Canada Corp. (65% interest)

Avaya Inc.	65,000 shares of Avaya Australia Pty. Ltd. (65% interest)

Avaya Inc.	100 common shares of Avaya Federal Solutions, Inc. (100% interest)

Avaya Inc.	1,000 common shares of Avaya Integrated Cabinet Solutions Inc. (100% interest)

Avaya Inc.	100% interest in Avaya Holdings Two, LLC

Avaya Inc.	65% interest in Avaya International LLC

Avaya Inc.	100% interest in Avaya Licensing LLC

Avaya Inc.	65% interest in Avaya Management GmbH

Avaya Inc.	1,828,027 shares in Avaya Mauritius Ltd. (65% interest)

Avaya Inc.	175,185 shares in Mosaix Ltd. (65% interest)

Avaya Inc.	100% interest in Avaya Technology LLC

Avaya Inc.	100% interest in Octel Communications LLC

Avaya Inc.	1,000 common shares of VPNet Technologies, Inc. (100% interest)

Avaya International LLC	1,000 common shares of Avaya Asia Pacific Inc. (100% interest)

Avaya International LLC	1,000 common shares of Avaya CALA Inc. (100% interest)

Avaya International LLC	1,000 common shares of Avaya EMEA Ltd. (100% interest)

Avaya International LLC	1,000 common shares of Avaya Management Services Inc. (100% interest)

Avaya International LLC	1,000 common shares of Avaya World Services Inc. (100% interest)

Avaya International LLC	1,000 common shares of Technology Corporation of America, Inc. (100% interest)

Avaya Technology LLC	100% interest in Avaya Holdings LLC

Sierra Holdings Corp.	100 common shares of Avaya Inc. (100% interest)

Pledged Debt

None.

SCH I-1

SCHEDULE II

Commercial Tort Claims

The following list includes all commercial tort claims of each Grantor, with a value in excess of $10,000,000 and for which such Grantor has filed a complaint in a court of competent jurisdiction:

AVAYA INC. V TELECOM LABS, INC. ET AL (TLI), USDC DISTRICT OF NJ-3:06-CV-02490 (GEB). Avaya Inc. alleges that TLI continued to use Avaya Inc.’s telephony system software and maintenance software after the expiration of the applicable agreements between the parties. Avaya’s litigation department currently does not have the data that it would need to calculate monetary damages but rather is seeking an injunction that would prohibit TLI’s further use of the software.

SCH II-1

SCHEDULE III

Additional Foreign Subsidiaries

whose Equity Interests are included in the definition of “Excluded Securities”

1.	Avaya Finance GmbH & Co. KG

2.	Avaya Luxembourg S.a.r.l.

SCH III-2

EXHIBIT I TO THE

SECURITY AGREEMENT

SUPPLEMENT NO.    dated as of [            ], to the Pledge and Security Agreement (as amended, supplemented or otherwise modified, the “Security Agreement”) dated as of October 26, 2007 among SIERRA HOLDINGS CORP. (“Holdings”), AVAYA, INC. (the “Parent Borrower”), certain Subsidiaries of the Parent Borrower from time to time party thereto and CITICORP USA, INC., as Administrative Agent for the Secured Parties.

A. Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, Holdings, certain Subsidiaries of the Parent Borrower from time to time party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent and Swing Line Lender, CITIBANK, N.A., as L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.

C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and (y) the Cash Management Banks to provide Cash Management Services consisting of Secured Cash Management Obligations. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Parent Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and (y) the Cash Management Banks to provide Cash Management Services consisting of Secured Cash Management Obligations and as consideration for (x) Loans previously made and Letters of Credit previously issued and (y) Cash Management Services consisting of Secured Cash Management Obligations previously provided.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

EXHIBIT I-1

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

[Signatures on following page]

EXHIBIT I-2

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Jurisdiction of Formation:
Address of Chief Executive Office:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

EXHIBIT I-3

SCHEDULE I

TO SUPPLEMENTAL NO     TO THE

SECURITY AGREEMENT

LOCATION OF COLLATERAL

Description	Location

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

SCHEDULE I-1

EXHIBIT II

FORM OF

PERFECTION CERTIFICATE

EXHIBIT II

EXHIBIT III

FORM OF

PATENT SECURITY AGREEMENT

(SHORT-FORM)

PATENT SECURITY AGREEMENT, dated as of October [    ], 2007 among SIERRA HOLDINGS CORP. (“Holdings”), AVAYA, INC. (the “Parent Borrower”), certain Subsidiaries of Parent Borrower from time to time party hereto and CITICORP USA, INC., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Parent Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrowers are set forth in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, Holdings, certain Subsidiaries of the Parent Borrower from time to time party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent and Swing Line Lender, CITIBANK, N.A., as L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Parent Borrower and will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(c) All letters Patent of the United States, all registrations and recordings thereof, and all applications for letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, including registrations, recordings and pending applications in the USPTO, and all reissues, continuations, divisions, continuations-in-part, renewals, improvements or extensions thereof, including those listed on Schedule I.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Patent Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or

EXHIBIT III-1

release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Patent Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Patent Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between a provision of the Intercreditor Agreement and this Agreement that relates solely to the rights or obligations of, or relationships between, the ABL Secured Parties and the CF Secured Parties (as each such term is defined in the Intercreditor Agreement), the provisions of the Intercreditor Agreement shall control.

Section 6. Representations and Warranties. Holdings and the Borrowers jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Patent Collateral consisting of U.S. Patent registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 7. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

EXHIBIT III-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AVAYA INC., as Parent Borrower,

By:
Name:
Title:

SIERRA HOLDINGS CORP., as Holdings,

By:
Name:
Title:

EACH OF THE SUBSIDIARY BORROWERS LISTED ON ANNEX A HERETO,

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

Signature Page for

Patent Security Agreement

ANNEX A

Subsidiary Borrowers

ANNEX A

Schedule I

Short Particulars of U.S. Patent Collateral

Schedule I

EXHIBIT IV

FORM OF

TRADEMARK SECURITY AGREEMENT

(SHORT-FORM)

TRADEMARK SECURITY AGREEMENT, dated as of October [    ], 2007 among SIERRA HOLDINGS CORP. (“Holdings”), AVAYA, INC. (the “Parent Borrower”), certain Subsidiaries of the Parent Borrower from time to time party hereto and CITICORP USA, INC., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Parent Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrowers are set forth in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, Holdings, certain Subsidiaries of the Parent Borrower from time to time party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent and Swing Line Lender, CITIBANK, N.A., as L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Parent Borrower and will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names, other source or business identifiers, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO, and all extensions or renewals thereof, as well as any unregistered trademarks and service marks used by a Grantor, including those listed on Schedule I, and (b) all goodwill connected with the use of and symbolized by such marks; provided that, the grant of security interest shall not include any trademark, service mark or other application for registration that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the validity of such trademark, service mark or other application for registration.

EXHIBIT IV-1

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Trademark Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between a provision of the Intercreditor Agreement and this Agreement that relates solely to the rights or obligations of, or relationships between, the [ABL Secured Parties] and the [CF Secured Parties] (as each such term is defined in the Intercreditor Agreement), the provisions of the Intercreditor Agreement shall control.

Section 6. Representations and Warranties. Holdings and the Borrowers jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Trademark Collateral consisting of U.S. Trademark registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 7. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

EXHIBIT IV-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AVAYA INC., as Parent Borrower,

By:
Name:
Title:

SIERRA HOLDINGS CORP., as Holdings,

By:
Name:
Title:

EACH OF THE SUBSIDIARY BORROWERS LISTED ON ANNEX A HERETO,

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

Signature Page for

Trademark Security Agreement

ANNEX A

Subsidiary Borrowers

ANNEX A

Schedule I to

Trademark Security Agreement Supplement

UNITED STATES Trademarks, Service Marks and Trademark Applications

Grantor	Trademark or Service Mark	Date Granted	Registration No. and Jurisdiction

Grantor	Trademark or Service Mark Application	Date Filed	Application No. and Jurisdiction

SCH I

EXHIBIT V

FORM OF

COPYRIGHT SECURITY AGREEMENT

(SHORT-FORM)

COPYRIGHT SECURITY AGREEMENT, dated as of October [    ], 2007 among SIERRA HOLDINGS CORP. (“Holdings”), AVAYA, INC. (the “Parent Borrower”), certain Subsidiaries of the Parent Borrower from time to time party hereto and CITICORP USA, INC., as Administrative Agent for the Secured Parties (as defined below).

Reference is made to the Pledge and Security Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among Holdings, the Parent Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Administrative Agent. The Secured Parties’ agreements in respect of extensions of credit to the Borrowers are set forth in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, Holdings, certain Subsidiaries of the Parent Borrower from time to time party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent and Swing Line Lender, CITIBANK, N.A., as L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”). Each of Holdings and the Subsidiaries party hereto is an affiliate of the Parent Borrower and will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

Section 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby does grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the USCO, including those listed on Schedule I.

Section 3. Termination. This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Copyright Security Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Administrative Agent shall, in connection with any termination or

EXHIBIT V-1

release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Copyright Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Administrative Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Copyright Collateral.

Section 4. Supplement to the Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

Section 5. Intercreditor Agreement Governs. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent and the other Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between a provision of the Intercreditor Agreement and this Agreement that relates solely to the rights or obligations of, or relationships between, the [ABL Secured Parties] and the [CF Secured Parties] (as each such term is defined in the Intercreditor Agreement), the provisions of the Intercreditor Agreement shall control.

Section 6. Representations and Warranties. Holdings and the Borrowers jointly and severally represent and warrant, as to themselves and the other Grantors, to the Administrative Agent and the Secured Parties, that a true and correct list of all of the existing material Copyright Collateral consisting of U.S. Copyright registrations or applications owned by the Grantor, in whole or in part, is set forth in Schedule I.

Section 7. Miscellaneous. The provisions of Article VI of the Security Agreement are hereby incorporated by reference.

[Signatures on following page]

EXHIBIT V-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AVAYA INC., as Parent Borrower,

By:
Name:
Title:

SIERRA HOLDINGS CORP., as Holdings,

By:
Name:
Title:

EACH OF THE SUBSIDIARY BORROWERS LISTED ON ANNEX A HERETO,

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

Signature Page for

Copyright Security Agreement

ANNEX A

Subsidiary Borrowers

ANNEX A

Schedule I

Short Particulars of U.S. Copyright Collateral

SCH 1